EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Atlantic Technology Ventures, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                                                              KPMG LLP

Short Hills, New Jersey
July 5, 2000